AMENDMENT No. 1

AMENDMENT No. 1 dated as of this 14th day of May, 2003 ("Amendment No. 1") between Life Medical Sciences, Inc. (the "Company") and Robert P. Hickey (the "Employee").

                              W I T N E S S E T H:

      WHEREAS, the parties have entered into an employment agreement dated May 29, 1996 (the "1996 Agreement") and

      WHEREAS, the 1996 Agreement was replaced by an employment agreement dated May 21, 2001 (the "2001 Agreement") and

      WHEREAS, the parties wish to modify and amend the 2001 Agreement, upon the terms, provisions and conditions set forth below (the "Amendment No. 1").

      NOW THEREFORE, in consideration of the mutual agreements set forth herein, the parties hereto agree as follows:

      1. The following language set forth as Section 1. Employment Term:

      "The initial term of this Agreement shall be the one-year period commencing on May 29, 2001 (the "Employment Date") and ending on the first anniversary of the Employment Date (as extended from time to time in accordance with this Section 1, the "Employment Term"). However, it is understood and agreed by the parties hereto that (i) absent prior written notice to the Executive of the Company's intent to terminate this Agreement, such notice being received by the Executive at least six months prior to the end of the Employment Term or (ii) unless this Agreement has been earlier terminated in accordance with Section 5, the Employment Term shall automatically be extended in annual increments as of the anniversary of the Employment Date."

      are hereby deleted and are hereby replaced with the following:

      "The term of this Agreement shall be the three-year period commencing on May 29, 2003 (the "Employment Date") and ending on the third anniversary of the Employment Date (the "Agreement Term"). It is understood and agreed by the parties hereto that absent prior written notice to the Executive of the Company's intent to terminate this Agreement, such notice being received by the Executive at least six months prior to the end of the Agreement Term or unless the Company has exercised its right to terminate this Agreement under Sections 5.(b) or 5.(c), the Agreement Term shall automatically be extended in annual increments as of the anniversary of the Employment Date."


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2.    The  following  language  set  forth as the  first  portion  of the  first sentence in Section 5. (d) Termination by Company for any other Reason; Termination for Good Reason.:

      "In the event that Executive's employment hereunder is terminated by the Company during the Employment Term for any reason other than as provided in Sections 5(b) or 5(c) hereof, or if the Executive terminates his employment for Good Reason, then the Company shall pay to Executive, within thirty (30) days of the date of such termination, the Base Salary through such date of termination and severance pay in an amount equal to six months of Base Salary,"

      are hereby deleted and are hereby replaced with the following:

      "In the event that Executive's employment hereunder is terminated by the Company during the Employment Term for any reason other than as provided in Sections 5(b) or 5(c) hereof, or if the Executive terminates his employment for Good Reason, then the Company shall pay to Executive, within thirty (30) days of the date of such termination, the Base Salary through such date of termination and severance pay in an amount equal to twelve months of Base Salary,"

3. All terms used herein but not otherwise defined herein shall have the same meaning ascribed to such term in the 2001 Agreement.

4. Amendment No. 1 may be executed in counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. From and after the execution and delivery of Amendment No. 1, the term "2001 Agreement" shall be deemed to include the terms and provisions of Amendment No. 1.

5. By executing Amendment No. 1, the Employee and the Company hereby certify that any and all necessary approvals and consents for the effectiveness of Amendment No. 1 have been obtained.

      IN WITNESS WHEREOF, the parties have duly executed Amendment No. 1 as of the day and year first above written.



EMPLOYEE:                               LIFE MEDICAL SCIENCES, INC.:


/s/ Robert P. Hickey                    /s/ Irwin M. Rosenthal
------------------------------          ---------------------------------
Robert P. Hickey                        Name:  Irwin M. Rosenthal
                                        Title: Secretary


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